4Q | 2013

Supplemental Information

FURNISHED AS OF FEBRUARY 19, 2014 (UNAUDITED)

Table of Contents

3	Corporate Information

5	Historical Reconciliation of FFO

6	Selected Financial Statement Information

7	Investment Activity

8	Investment by Type and Geographic Location

9	Square Feet by Geography

10	Square Feet by Type, Provider and Building Size

11	Lease Maturity and Tenant Size

12	Occupancy Information

13	Leasing Statistics

14	Same Store Properties

15	Components of Net Asset Value

16	Components of Expected 2014 FFO

Copies of this report may be obtained at www.healthcarerealty.com or by contacting Investor Relations at 615.269.8175 or communications@healthcarerealty.com.
Forward looking statements and risk factors:
This Supplemental Information report contains disclosures that are “forward-looking statements” as defined in Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements include all statements that do not relate solely to historical or current facts and can be identified by the use of words and phrases such as “can,” “may,” “payable,” “indicative,” “annualized,” “expect,” “expected,” “future cash or NOI,” “deferred revenue,” “rent increases,” “range of expectations,” “components of expected 2014 FFO,” and other comparable terms and in this report. These forward-looking statements are made as of the date of this report and are not guarantees of future performance. These statements are based on the current plans and expectations of Company management and are subject to a number of unknown risks, uncertainties, assumptions and other factors that could cause actual results to differ materially from those described in this release or implied by such forward-looking statements. Such risks and uncertainties include, among other things, the following: changes in the economy; increases in interest rates; the availability and cost of capital at expected rates; changes to facility-related healthcare regulations; competition for quality assets; negative developments in the operating results or financial condition of the Company's tenants, including, but not limited to, their ability to pay rent and repay loans; the Company's ability to reposition or sell facilities with profitable results; the Company's ability to re-lease space at similar rates as vacancies occur; the Company's ability to renew expiring long-term single-tenant net leases; the Company's ability to timely reinvest proceeds from the sale of assets at similar yields; government regulations affecting tenants' Medicare and Medicaid reimbursement rates and operational requirements; unanticipated difficulties and/or expenditures relating to future acquisitions and developments; changes in rules or practices governing the Company's financial reporting; the Company may be required under purchase options to sell properties and may not be able to reinvest the proceeds from such sales at rates of return equal to the return received on the properties sold; uninsured or underinsured losses related to casualty or liability; the incurrence of impairment charges on its real estate properties or other assets; and other legal and operational matters. Other risks, uncertainties and factors that could cause actual results to differ materially from those projected are detailed under the heading “Risk Factors,” in the Company's Annual Report on Form 10-K filed with the Securities and Exchange Commission (“SEC”) for the year ended December 31, 2013 and other risks described from time to time thereafter in the Company's SEC filings. The Company undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

HEALTHCARE REALTY I 2	4Q I 2013 SUPPLEMENTAL INFORMATION

Corporate Information

Healthcare Realty Trust is a real estate investment trust that integrates owning, managing, financing and developing income-producing real estate properties associated primarily with the delivery of outpatient healthcare services throughout the United States. The Company had investments of approximately $3.2 billion in 202 real estate properties and mortgages as of December 31, 2013. The Company’s 198 owned real estate properties are located in 28 states and total approximately 13.9 million square feet. The Company provided leasing and property management services to approximately 10.3 million square feet nationwide.

A |	Corporate Headquarters
Healthcare Realty Trust Incorporated
3310 West End Avenue, Suite 700
Nashville, Tennessee 37203
Phone: 615.269.8175
Fax: 615.269.8461
E-mail: communications@healthcarerealty.com
Website: www.healthcarerealty.com

B |	Executive Officers

David R. Emery	Chairman of the Board and Chief Executive Officer
John M. Bryant, Jr.	Executive Vice President and General Counsel
Scott W. Holmes	Executive Vice President and Chief Financial Officer
Todd J. Meredith	Executive Vice President - Investments
B. Douglas Whitman, II	Executive Vice President - Corporate Finance

C |	Board of Directors

David R. Emery	Chairman of the Board and Chief Executive Officer, Healthcare Realty Trust Incorporated
Errol L. Biggs, Ph.D.	Director, Graduate Programs in Health Administration, University of Colorado
C. Raymond Fernandez, M.D.	Former Chief Executive Officer, Piedmont Clinic (Retired)
Batey M. Gresham, Jr.	Founder, Gresham Smith & Partners (Retired)
Edwin B. Morris III	Managing Director, Morris & Morse Company, Inc.
J. Knox Singleton	President and Chief Executive Officer, Inova Health System
Bruce D. Sullivan	Former Audit Partner, Ernst & Young LLP (Retired)
Roger O. West	Former General Counsel, Healthcare Realty Trust Incorporated (Retired)
Dan S. Wilford	Former President and Chief Executive Officer, Memorial Hermann Healthcare System (Retired)

HEALTHCARE REALTY I 3	4Q I 2013 SUPPLEMENTAL INFORMATION

Corporate Information

D |	Professional Services
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
BDO USA, LLP
414 Union Street, Suite 1800, Nashville, Tennessee 37219
TRANSFER AGENT
Wells Fargo N.A., Shareowner Services
1110 Centre Pointe Curve, Suite 101, Mendota Heights, MN 55120-4100

E |	Stock Exchange, Symbol and CUSIP Number

SECURITY DESCRIPTION	STOCK EXCHANGE	SYMBOL	CUSIP NUMBER
Common Stock	NYSE	HR	421946104
Senior Notes due 2017	OTC	HR	42225BAA4
Senior Notes due 2021	OTC	HR	421946AG9
Senior Notes due 2023	OTC	HR	421946AH7

F |	Dividend Reinvestment Plan
Through the Company’s transfer agent, Wells Fargo, named shareholders of record can re-invest dividends in shares at a 5% discount and may also purchase up to $60,000 of HR common stock per calendar year without a service or sales charge. For information, write Wells Fargo Shareowner Services, P.O. Box 64856, St. Paul, MN 55164-0856, or call 1.800.468.9716. Information may also be obtained at the transfer agent’s website, www.shareowneronline.com.

G |	Direct Deposit of Dividends
Direct deposit of dividends is offered as a convenience to shareholders of record. For information, write Wells Fargo Shareowner Services, P.O. Box 64856, St. Paul, MN 55164-0856, or call 1.800.468.9716. Information may also be obtained at the transfer agent’s website, www.shareowneronline.com.

H |	Dividends Declared
On February 4, 2014, the Company declared a dividend of $0.30 per share, payable on February 28, 2014 to stockholders of record on February 18, 2014.

I |	Analyst Coverage

BMO Capital Markets Corp.	JMP Securities LLC

Cowen & Co. LLC	KeyBanc Capital Markets Inc.

Goldman Sachs	RBC Capital Markets Corp

Green Street Advisors, Inc.	Stifel Nicolaus & Company, Inc.

J.J.B. Hilliard W.L. Lyons LLC	SunTrust Robinson Humphrey

J.P. Morgan Securities LLC	Wells Fargo Securities LLC

HEALTHCARE REALTY I 4	4Q I 2013 SUPPLEMENTAL INFORMATION

Historical Reconciliation of FFO (1) (2)
(amounts in thousands, except for share data)

	2013				2012
	Q4	Q3	Q2	Q1	Q4
Net Income (Loss) Attributable to Common Stockholders	$12,384	$19,765	($24,205)	($999)	($6,391)
Gain on sales of real estate properties	(2,748)	(20,187)	(1,783)	—	(1,177)
Impairments	—	6,259	—	3,630	7,712
Real estate depreciation and amortization	25,776	24,214	24,002	23,958	24,932
Total adjustments	23,028	10,286	22,219	27,588	31,467
Funds from Operations (3)	$35,412	$30,051	($1,986)	$26,589	$25,076
Gain on sale of cost method investment in real estate	(1,492)	—	—	—	—
Acquisition costs	681	504	124	219	385
Write-off of deferred financing costs upon amendment of line of credit facility	—	—	—	252	—
Interest incurred related to the timing of issuance/redemption of senior notes	—	—	667	188	—
Severance costs included in general and administrative expenses	—	—	—	609	—
Amounts paid in settlement of a brokerage claim on a 2010 real estate acquisition	—	—	—	—	1,100
Loss on extinguishment of debt	—	—	29,907	—	—
Normalized Funds from Operations	$34,601	$30,555	$28,712	$27,857	$26,561
Funds from Operations per Common Share—Diluted	$0.37	$0.32	($0.02)	$0.30	$0.29
Normalized Funds from Operations Per Common Share—Diluted	$0.36	$0.32	$0.32	$0.32	$0.31
FFO Weighted Average Common Shares Outstanding	95,485	94,836	89,204	88,382	87,049
Normalized FFO Weighted Average Common Shares Outstanding	95,485	94,836	90,684	88,382	87,049

(1)
Funds from operations (“FFO”) and FFO per share are operating performance measures adopted by the National Association of Real Estate Investment Trusts, Inc. (“NAREIT”). NAREIT defines FFO as the most commonly accepted and reported measure of a REIT’s operating performance equal to “net income (computed in accordance with GAAP), excluding gains (or losses) from sales of property, plus depreciation and amortization, and after adjustments for unconsolidated partnerships and joint ventures.”

(2)
FFO does not represent cash generated from operating activities determined in accordance with accounting principles generally accepted in the United States of America and are not necessarily indicative of cash available to fund cash needs. FFO should not be considered alternatives to net income attributable to common stockholders as indicators of the Company's operating performance or as alternatives to cash flow as measures of liquidity.

(3)	FFO for the fourth quarter of 2013 includes the impact of a gain recognized on the sale of a cost method investment in an unconsolidated limited liability company.

HEALTHCARE REALTY I 5	4Q I 2013 SUPPLEMENTAL INFORMATION

Selected Financial Statement Information
(dollars in thousands)

SELECTED BALANCE SHEET INFORMATION
	2013				2012
	Q4	Q3	Q2	Q1	Q4	Q3
Real estate properties, gross (1)(2)	$3,067,187	$2,956,651	$2,827,925	$2,803,549	$2,821,323	$2,735,246
Acquisitions	103,392	178,764	16,325	15,678	71,666	—
Dispositions (sales price)	(20,451)	(64,550)	(11,925)	(4,984)	(10,050)	(31,304)
Real estate additions and improvements	22,730	11,518	15,289	5,210	19,282	9,089
Land held for development	17,054	17,054	17,054	17,054	25,171	25,171
Mortgage notes receivable	125,547	126,409	212,313	190,134	162,191	141,107
Assets held for sale and discontinued operations, net	6,852	9,084	18,688	22,297	3,337	11,550
Total assets	2,729,662	2,644,863	2,597,390	2,655,250	2,539,972	2,470,776
Notes and bonds payable	1,348,459	1,268,194	1,301,387	1,415,119	1,293,044	1,212,615
Total equity	1,245,286	1,258,329	1,178,168	1,136,616	1,120,944	1,151,067

SUMMARY OF INDEBTEDNESS
	Quarterly Interest Expense	Balance as of 12/31/2013	Weighted Months to Maturity	Effective Interest Rate
Senior Notes due 2017, net of discount	$4,947	$299,008	37	6.62%
Senior Notes due 2021, net of discount	5,819	397,578	85	5.86%
Senior Notes due 2023, net of discount	2,387	248,077	112	3.85%
Total Senior Notes Outstanding	13,153	944,663	76	5.57%
Unsecured credit facility due 2017	916	238,000	40	1.57%
Mortgage notes payable, net	2,449	165,796	47	5.46%
Total Outstanding Notes and Bonds Payable	$16,518	$1,348,459	66	4.85%
Interest cost capitalization	—
Deferred financing costs	717
Unsecured credit facility fee	537
Total Quarterly Consolidated Interest Expense	$17,772

REVENUES AND PROPERTY OPERATING EXPENSES (3)
	2013				2012
	Q4	Q3	Q2	Q1	Q4	Q3
Property operating income	$68,214	$63,436	$62,433	$62,048	$61,618	$60,235
Single-tenant net lease	15,176	12,986	12,532	11,970	11,144	10,711
Straight-line rent	2,928	2,384	2,161	2,027	1,435	1,772
Rental income	$86,318	$78,806	$77,126	$76,045	$74,197	$72,718
Mortgage interest	2,411	3,926	3,427	2,937	2,611	2,244
Other operating	1,387	1,579	1,509	1,456	1,442	1,519
Total Revenues	$90,116	$84,311	$82,062	$80,438	$78,250	$76,481
Property operating expense	$31,945	$32,549	$31,476	$29,595	$29,841	$29,633

(1)	Includes construction in progress and land held for development.

(2)	Prior periods have been restated to conform to the current period reclassification of certain corporate assets from real estate properties to other assets.

(3)	Prior periods have been restated to conform to the current period presentation for assets classified as held for sale and discontinued operations.

HEALTHCARE REALTY I 6	4Q I 2013 SUPPLEMENTAL INFORMATION

Investment Activity
(dollars in thousands)

2013 INVESTMENT ACTIVITY (1)
Acquisitions
Location	Property Type	Closing	Purchase Price of Acquisition	Approximate Square Feet	Aggregate Leased %
Germantown (Memphis), TN	MOB	1/29/2013	$16,200	52,225	100%
Allen (Dallas), TX	IRF	4/8/2013	16,300	42,627	100%
South Bend, IN	MOB	8/8/2013	44,300	205,573	87%
Loveland (Denver), CO	MOB	9/27/2013	33,200	80,153	100%
Seattle, WA	MOB	10/18/2013	34,900	81,956	100%
Loveland (Denver), CO	MOB	10/24/2013	21,600	70,138	83%
Gastonia (Charlotte), NC	MOB	10/30/2013	20,100	90,633	100%
Austin, TX	MOB	12/16/2013	19,000	97,552	88%
Denver, CO	IRF	12/16/2013	7,000	34,068	100%
Total Acquisitions			$212,600	754,925	93%

Construction Mortgage Conversion
Springfield, MO	SF	9/27/2013	$102,600	186,000	100%

HISTORICAL INVESTMENT ACTIVITY
	Acquisitions (2)	Mortgage Funding	Construction Mortgage Funding	Development Funding	Total Investments	Dispositions
2009	$70,664	$9,900	$10,616	$85,120	$176,300	$106,688
2010	301,600	3,700	20,740	63,301	389,341	34,708
2011	150,312	40,000	61,931	79,375	331,618	22,700
2012	94,951	—	78,297	5,608	178,856	91,384
2013	216,956	—	58,731	—	275,687	101,910
Total	$834,483	$53,600	$230,315	$233,404	$1,351,802	$357,390
% of Total	61.7%	4.0%	17.0%	17.3%	100.0%

DEVELOPMENT ACTIVITY
	Properties	Amount Funded 4Q 2013	Total Amount Funded Through 12/31/2013	Approximate Square Feet	Aggregate Leased %	4Q 2013 Interest	Estimated Remaining Fundings
Construction mortgage loan	1	$951	$79,969	200,000	100%	$1,536	$11,210
Total	1	$951	$79,969	200,000	100%	$1,536	$11,210

(1)	Refer to 2013 Form 10-K Footnote 4 for more information on the Company’s acquisitions.

(2)	Net of mortgage notes receivable payoffs upon acquisition.

HEALTHCARE REALTY I 7	4Q I 2013 SUPPLEMENTAL INFORMATION

Investment by Type and Geographic Location (1)
(dollars in thousands)

	MOB/OUTPATIENT (83.4%)		INPATIENT (13.8%)		OTHER (2.8%)
	Properties	Mortgages	Rehab	Surgical	Other	Mortgages	Total	% of Total
Texas	$681,651	$1,855	$70,516	$97,179	$—	$—	$851,201	26.7%
Virginia	191,729				11,868		203,597	6.4%
Tennessee	193,133				7,874		201,007	6.3%
Colorado	193,668		7,118				200,786	6.3%
Indiana	144,227			43,406	3,790		191,423	6.0%
Washington	186,030						186,030	5.8%
North Carolina	154,844						154,844	4.9%
Missouri	44,028			109,476			153,504	4.8%
Iowa	94,131					39,973	134,104	4.2%
California	118,228		12,688				130,916	4.1%
Hawaii	128,203						128,203	4.0%
Arizona	77,294		16,012				93,306	2.9%
Florida	88,585	3,750					92,335	2.9%
Pennsylvania	10,798		81,189				91,987	2.9%
Oklahoma		79,969					79,969	2.5%
Illinois	52,678						52,678	1.7%
Michigan	22,754				13,104		35,858	1.1%
Washington, DC	30,216						30,216	0.9%
Alabama	19,505				10,072		29,577	0.9%
Other (10 states)	128,742						128,742	4.2%
Sub-total	$2,560,444	$85,574	$187,523	$250,061	$46,708	$39,973	$3,170,283	99.5%
Land held for development							17,054	0.5%
Total Investments	$2,560,444	$85,574	$187,523	$250,061	$46,708	$39,973	$3,187,337	100.0%
Percent of $ Invested	80.7%	2.7%	5.9%	7.9%	1.5%	1.3%	100.0%
Number of Investments	174	3	11	3	10	1	202

(1)	Excludes gross assets held for sale and corporate property.

HEALTHCARE REALTY I 8	4Q I 2013 SUPPLEMENTAL INFORMATION

Square Feet by Geography (1)

BY STATE, OWNED PROPERTIES
	Number of Properties	Managed by HR	Managed by Third Party	Single-Tenant Net Leases	Total	Percent
Texas	50	3,256,487	496,499	365,753	4,118,739	29.6%
Tennessee	17	1,334,134		75,000	1,409,134	10.0%
Virginia	15	553,532	136,427	334,454	1,024,413	7.3%
Indiana	7		588,268	205,499	793,767	5.7%
North Carolina	15	780,656			780,656	5.6%
Colorado	10	540,051	150,291	34,068	724,410	5.2%
California	10	488,371		63,000	551,371	4.0%
Washington	7	393,780		159,071	552,851	4.0%
Florida	7	241,980	153,531	45,548	441,059	3.2%
Arizona	10	382,045		51,903	433,948	3.1%
Iowa	6	233,413		146,542	379,955	2.7%
Pennsylvania	5			376,636	376,636	2.7%
Missouri	6	177,039		199,478	376,517	2.7%
Michigan	8	199,749		121,672	321,421	2.3%
Hawaii	3	298,427			298,427	2.1%
Alabama	4	120,192	129,294		249,486	1.8%
Illinois	3	243,491			243,491	1.8%
Washington, DC	2	182,836			182,836	1.3%
Louisiana	2		136,155		136,155	1.0%
Other (9 states)	11	339,067	131,361	67,034	537,462	3.9%
Total	198	9,765,250	1,921,826	2,245,658	13,932,734	100.0%

BY MARKET
		Square Feet	Percent			Square Feet	Percent
1	Dallas-Ft. Worth, TX	2,306,184	16.6%	12	Seattle-Bellevue, WA	461,290	3.3%
2	Charlotte, NC	820,457	5.9%	13	Austin, TX	412,399	3.0%
3	Nashville, TN	794,912	5.7%	14	Des Moines, IA	379,955	2.7%
4	Denver-Colorado Springs, CO	724,410	5.2%	15	Honolulu, HI	298,427	2.1%
5	San Antonio, TX	689,764	5.0%	16	Phoenix, AZ	288,511	2.1%
6	Houston, TX	649,392	4.7%	17	Chicago, IL	243,491	1.7%
7	Indianapolis, IN	558,694	4.0%	18	Washington, DC	241,739	1.7%
8	Richmond, VA	558,209	4.0%	19	Miami, FL	215,980	1.6%
9	Los Angeles, CA	551,371	4.0%	20	Detroit, MI	211,057	1.5%
10	Memphis, TN	515,876	3.7%		Other (30 Markets)	2,544,412	18.2%
11	Roanoke, VA	466,204	3.3%		Total	13,932,734	100.0%

ON/OFF CAMPUS
	2013				2012
	4Q	3Q	2Q	1Q	4Q	3Q
On/adjacent	80%	79%	77%	77%	78%	78%
Off (2)	20%	21%	23%	23%	22%	22%
	100%	100%	100%	100%	100%	100%

(1)	Mortgage notes receivable and assets classified as held for sale are excluded.

(2)	Approximately 37% of the off-campus square feet is anchored by a hospital system.

HEALTHCARE REALTY I 9	4Q I 2013 SUPPLEMENTAL INFORMATION

Square Feet by Type, Provider and Building Size (1)

BY FACILITY TYPE
	Managed by HR	Managed by Third Party	Single-Tenant Net Leases	Total	Percent of Total	Third Party Managed by HR	Total
Medical Office/Outpatient	9,765,250	1,666,105	872,115	12,303,470	88.3%	501,514	12,804,984
Inpatient Rehab			671,201	671,201	4.8%		671,201
Inpatient Surgical			459,770	459,770	3.3%		459,770
Other		255,721	242,572	498,293	3.6%		498,293
Total Square Feet	9,765,250	1,921,826	2,245,658	13,932,734	100.0%	501,514	14,434,248
Percent of Total Square Footage	70.1%	13.8%	16.1%	100.0%
Total Number of Properties	139	22	37	198

BY PROVIDER
Top Providers	Credit Rating	Associated Buildings (2)	Associated SF (2)	% of Total SF (3)	Leased SF Total	% of Total SF
Baylor Scott & White Health	A+/Aa3	26	2,366,944	17.0%	1,264,340	9.1%
Ascension Health	AA+/Aa2	16	1,119,390	8.0%	317,722	2.3%
Catholic Health Initiative	A+/A1	12	901,855	6.5%	508,283	3.6%
HCA	B+/B3	14	863,596	6.2%	448,787	3.2%
Tenet Healthcare Corporation	B/B1	11	759,084	5.4%	198,294	1.4%
Carolinas HealthCare System	--/Aa3	15	729,824	5.2%	568,283	4.1%
Bon Secours Health System	A-/A3	7	548,209	3.9%	238,440	1.7%
Baptist Memorial Health Care	AA-/--	7	515,876	3.7%	109,819	0.8%
Indiana University Health	AA-/Aa3	3	382,695	2.7%	250,460	1.8%
Healthsouth	BB-/Ba3	5	346,894	2.5%	346,894	2.5%
University of Colorado Health	A+/A1	5	345,240	2.5%	126,769	0.9%
CHE Trinity Health	AA-/Aa2	2	278,904	2.0%	180,160	1.3%
Medstar	A-/A2	3	241,739	1.7%	117,130	0.8%
Advocate Health Care	AA/Aa2	2	238,391	1.7%	65,772	0.5%
Memorial Hermann	A+/A1	4	206,090	1.5%	82,686	0.6%
Providence Health & Services	AA/Aa2	4	202,729	1.5%	126,393	0.9%
Overlake Hospital	A-/A2	1	191,051	1.4%	42,596	0.3%
Mercy	AA-/Aa3	1	186,000	1.3%	186,000	1.3%
Ortho Indy	N/R	2	175,999	1.3%	175,999	1.3%
Hawaii Pacific Health	A-/A2	2	173,502	1.2%	44,623	0.3%
Other- Credit Rated		12	538,048	3.9%
Total - Credit Rated		152	11,136,061	79.9%
Total		198	13,932,734	100.0%

BY BUILDING SQUARE FEET
Size Range by Square Feet	% of Total	Total Square Footage	Average Square Feet	Number of Properties
>100,000	43.1%	6,000,488	146,353	41
<100,000 and >75,000	23.9%	3,336,489	85,551	39
<75,000 and >50,000	18.1%	2,520,213	63,005	40
<50,000	14.9%	2,075,544	26,610	78
Total	100.0%	13,932,734	70,367	198

(1)	Excludes mortgage notes receivable and assets classified as held for sale.

(2)	Associated buildings and square footage refers to on-campus, adjacent or off-campus/affiliated properties associated with these healthcare providers.

(3)	Based on square footage, 79.9% of HR's portfolio is associated with a credit rated healthcare provider and 63.0% is associated with an investment-grade rated healthcare provider.

HEALTHCARE REALTY I 10	4Q I 2013 SUPPLEMENTAL INFORMATION

Lease Maturity and Tenant Size (1)
(dollars in thousands)

LEASE MATURITY SCHEDULE
		NUMBER OF LEASES
	Annualized Minimum Rents (2)	Multi-Tenant Properties	Single-Tenant Net Lease Properties	Percentage of Revenues	Total Sq. Ft.
2014	56,709	561	10	20.5%	2,226,106
2015	30,842	316	—	11.1%	1,257,592
2016	31,233	285	4	11.3%	1,180,968
2017	31,674	221	5	11.4%	1,345,146
2018	28,369	232	—	10.2%	1,143,469
2019	11,025	64	1	4.0%	421,130
2020	14,372	61	1	5.2%	541,907
2021	10,122	55	2	3.7%	463,661
2022	16,477	60	3	5.9%	684,284
2023	13,638	80	1	4.9%	611,664
Thereafter	32,766	20	10	11.8%	1,015,627

AVERAGE TENANT SIZE
	NUMBER OF LEASES
Square Footage	Multi-Tenant Properties (3)	Single-Tenant Net Lease Properties
0 - 2,500	998	—
2,501 - 5,000	518	—
5,001 - 7,500	163	1
7,501 - 10,000	85	1
10,001 +	191	35
Total Leases	1,955	37

(1)	Excludes mortgage notes receivable, construction in progress, corporate property and assets classified as held for sale.

(2)	Represents the annualized minimum rents on leases in-place, excluding the impact of potential lease renewals, and sponsor support payments under financial support agreements and straight-line rent.

(3)	The average lease size in the multi-tenant properties is 4,422 square feet.

HEALTHCARE REALTY I 11	4Q I 2013 SUPPLEMENTAL INFORMATION

Occupancy Information (1)
(dollars in thousands)

OCCUPANCY (2)
						2013	2012
	Investment at 12/31/2013	Square Feet at 12/31/2013	Q4	Q3	Q2	Q1	Q4
Multi-Tenant
Same store properties, as reported (3)	$1,564,611	8,402,379	88.4%	89.0%	87.3%	87.4%	87.9%
Acquisitions	209,741	764,800	93.0%	90.8%	96.4%	96.8%	96.5%
Development conversions (4)	430,569	1,282,716	63.3%	56.8%	48.2%	45.2%	41.2%
Reposition	195,539	1,237,181	53.5%	53.4%	44.4%	44.0%	47.5%
Total	$2,400,460	11,687,076	82.2%	81.6%	79.8%	79.5%	80.0%

Single-Tenant Net lease
Same store properties, as reported (3)	$460,037	1,833,550	100.0%	100.0%	100.0%	100.0%	100.0%
Acquisitions	184,225	412,108	100.0%	100.0%	100.0%	100.0%	100.0%
Reposition	—	—	—%	—%	100.0%	100.0%	100.0%
Total	$644,262	2,245,658	100.0%	100.0%	100.0%	100.0%	100.0%

Total
Same store properties, as reported (3)	$2,024,648	10,235,929	90.5%	91.0%	89.7%	89.7%	90.3%
Acquisitions	393,966	1,176,908	95.5%	95.2%	98.1%	98.3%	98.0%
Development conversions (4)	430,569	1,282,716	63.3%	56.8%	48.2%	45.2%	41.2%
Reposition	195,539	1,237,181	53.5%	53.4%	48.4%	47.9%	51.1%
Total	$3,044,722	13,932,734	85.1%	84.6%	83.3%	83.0%	83.3%

# of Properties
Same store properties, as reported (3)			152	153	162	161	162
Acquisitions			14	9	7	8	9
Development conversions (4)			12	12	12	12	12
Reposition			20	20	17	18	19
Total			198	194	198	199	202

(1)	Excludes mortgage notes receivable, construction in progress, corporate property and assets classified as held for sale.

(2)
The portfolio occupancy assumes that properties under a Property Operating Agreement or Single-Tenant Net Leases have 100% occupancy. The average underlying tenant occupancy of the five properties under Property Operating Agreements was approximately 80%.

(3)	In order to provide meaningful comparisons, same store properties occupancy excludes properties that were recently acquired or disposed of, properties held for sale, and development conversion.

(4)
Development conversions represent properties that were previously included as stabilization in process properties ("SIP"). The properties have converted from the stabilization in process category, but will require a five quarter conversion period before the properties can be included with the same store properties. The development conversions are 80% leased and provided $2.3 million of aggregate NOI for the fourth quarter of 2013. The difference between occupied and leased reflects tenants that have signed leases but have not taken occupancy because of buildout of the suite. The Company funded $7.2 million in the fourth quarter of 2013 and expects to fund an additional $10 million to $20 million in tenant improvements related to these properties during 2014. Had all the occupants at December 31, 2013 occupied and paid rent for an entire quarter, NOI would have been $3.4 million.

HEALTHCARE REALTY I 12	4Q I 2013 SUPPLEMENTAL INFORMATION

Leasing Statistics (1)(2)(3)

		2013			2012
	Q4	Q3	Q2	Q1	Q4
Contractual increases for in-place leases ("annual bumps")
Multi-tenant properties	3.0%	3.1%	3.1%	3.0%	3.1%
Single-tenant net lease properties	3.0%	2.3%	2.1%	1.8%	2.1%
Newly executed leases ("cash leasing spreads")	1.5%	2.5%	0.5%	1.8%	1.0%
Tenant retention rate, multi-tenant properties	78.1%	82.1%	77.3%	84.2%	76.4%

As of 12/31/2013
Multi-Tenant Contractual Rental Rate Increases by Type (4)
Annual increase	80.7%
Non-annual increase	9.1%
No increase within remaining term	10.2%

Tenant Type
Multi-Tenant properties
Hospital	43.7%
Physician and other	56.3%
Single-Tenant net lease properties
Hospital	89.4%
Other	10.6%

Lease Structure
Gross	18.0%
Modified gross	38.6%
Net	43.4%

Ownership Type
Ground lease	51.3%
Fee simple	48.7%

(1)	Excludes mortgage notes receivable, construction in progress, corporate property and assets classified as held for sale.

(2)	All percentages presented are calculated based on total square feet.

(3)	Represents historical rental rate increases and may not be indicative of future increases.

(4)
"Non-annual increase" refers to leases that have a term greater than one year, but do not have rent increases each year. "No Increase within Remaining Term" refers to leases with less than one year remaining or have a term greater than one year, but no increases during the current lease term.

HEALTHCARE REALTY I 13	4Q I 2013 SUPPLEMENTAL INFORMATION

Same Store Properties
(dollars in thousands)

SAME STORE PROPERTIES (1)(2)
				SEQUENTIAL		YEAR-OVER-YEAR
	4Q 2013	3Q 2013	4Q 2012	$	Percentage Change	$	Percentage Change
Multi-tenant
Revenues	$54,508	$54,288	$53,534	$220	0.4%	$974	1.8%
Expenses	22,905	23,958	22,043	(1,053)	(4.4)%	862	3.9%
NOI	$31,603	$30,330	$31,491	$1,273	4.2%	$112	0.4%
Occupancy	88.4%	88.9%	88.0%
Number of properties	120	120	120

Single-tenant net lease
Revenues	$11,776	$11,725	$11,493	$51	0.4%	$283	2.5%
Expenses	426	416	502	10	2.4%	(76)	(15.1)%
NOI	$11,350	$11,309	$10,991	$41	0.4%	$359	3.3%
Occupancy	100.0%	100.0%	100.0%
Number of properties	32	32	32

Total Revenues	$66,284	$66,013	$65,027	$271	0.4%	1,257	1.9%
Total Expenses	23,331	24,374	22,545	(1,043)	(4.3)%	786	3.5%
Total NOI	$42,953	$41,639	$42,482	$1,314	3.2%	$471	1.1%
Occupancy	90.5%	90.9%	90.1%
Number of properties	152	152	152

RECONCILIATION OF NOI
	4Q 2013	3Q 2013	4Q 2012
Rental income	$86,318	$78,806	$74,197
Property lease guaranty revenue (a)	1,124	1,383	1,226
Exclude straight-line rent revenue	(2,928)	(2,384)	(1,435)
Revenue	84,514	77,805	73,988
Revenue not included in same store	(18,230)	(11,792)	(8,961)
Same store revenue	$66,284	$66,013	$65,027

Property operating expense	$31,945	$32,549	$29,841
Property operating expense not included in same store	(8,614)	(8,175)	(7,296)
Same store property operating expense	$23,331	$24,374	$22,545

Same store NOI	$42,953	$41,639	$42,482
(a) Other operating income reconciliation:
Property lease guaranty revenue	$1,124	$1,383	$1,226
Interest income	173	102	124
Other	90	94	92
Total consolidated other operating income	$1,387	$1,579	$1,442

(1)	Excludes mortgage notes receivable, construction in progress, corporate property and assets classified as held for sale.

(2)
In order to provide meaningful comparisons, same store NOI is adjusted for certain non-routine items and excludes properties that were recently acquired or disposed of, properties held for sale, and development conversion.

HEALTHCARE REALTY I 14	4Q I 2013 SUPPLEMENTAL INFORMATION

Components of Net Asset Value
(dollars in thousands)

Asset Type	4Q 2013 NOI (1)	Adjustments (2)	Adjusted 4Q 2013 NOI	Annualized Adjusted 4Q 2013 NOI	% of Adjusted NOI
Same Store Properties
MOB / Outpatient	$35,186	$3,528	$38,714	$154,856	67.8%
Inpatient rehab	3,271	1,397	4,668	18,672	8.2%
Inpatient surgical	3,093	2,275	5,368	21,472	9.4%
Other	1,403	—	1,403	5,612	2.5%
Subtotal	$42,953	$7,200	$50,153	$200,612	87.9%

Development conversions (3)	$2,337	$4,538	$6,875	$27,500	12.1%
Total NOI	$45,290	$11,738	$57,028	$228,112	100.0%
TOTAL SHARES OUTSTANDING (AS OF JANUARY 31, 2014)    95,993,252

+	ADD: LAND AND MORTGAGES (GROSS BOOK VALUE)
	Land held for development	$17,054
	Mortgage notes receivable	125,547
	Subtotal	$142,601

+	ADD: OTHER ASSETS
	Assets held for sale (4)	$6,767
	Reposition properties (5)	124,339
	Cash and other assets (6)	78,475
	Subtotal	$209,581

-	SUBTRACT: DEBT
	Unsecured credit facility	$238,000
	Senior notes	944,663
	Mortgage notes payable	165,796
	Remaining development TI	22,000
	Other liabilities (7)	99,620
	Subtotal	$1,470,079

(1)	See Same Store Properties schedule on page 14 for details on same store NOI.

(2)	Same store NOI is adjusted to reflect a full quarter of NOI from properties acquired during the prior five quarters.

(3)
Development conversions represent properties that were previously included as stabilization in process properties ("SIP"). The properties have converted from the stabilization in process category, but will require a five quarter conversion period before the properties can be included with the same store properties. The development conversions are 80% leased and provided $2.3 million of aggregate NOI for the fourth quarter of 2013. The difference between occupied and leased reflects tenants that have signed leases but have not taken occupancy because of buildout of the suite. The Company funded $7.2 million in the fourth quarter of 2013 and expects to fund an additional $10 million to $20 million in tenant improvements related to these properties during 2014. Had all the occupants at December 31, 2013 occupied and paid rent for an entire quarter, NOI would have been $3.4 million. Development conversions adjustments represent the estimated full stabilization rate of $6.9 million per quarter.

(4)	Assets held for sale are excluded from same store NOI and reflect net book value or the fixed purchase price, where applicable.

(5)	Reflects net carrying amount of certain properties not included in same store NOI, which comprises 1,237,181 square feet and generated NOI of approximately $0.7 million for 4Q 2013.

(6)
Includes cash of $8.7 million and other assets of $69.8 million that are expected to generate future cash or NOI and assets that are currently causing non-cash reductions to NOI. Other assets include prepaid assets of $55.4 million, above-market intangible assets (net) of $14.4 million and notes receivable (net) of $0.1 million.

(7)
Includes only liabilities that are expected to reduce future cash or NOI and that are currently producing non-cash benefits to NOI. Included are accounts payable and accrued liabilities of $74.8 million, pension plan liability of $13.9 million, security deposits of $6.0 million, market-rate lease intangibles of $4.5 million, and deferred operating expense reimbursements of $0.5 million. Also, excludes deferred revenue of $36.3 million.

HEALTHCARE REALTY I 15	4Q I 2013 SUPPLEMENTAL INFORMATION

Components of Expected 2014 FFO
(dollars in thousands, except per square foot data)

QUARTERLY RANGE OF EXPECTATIONS (1)
	Low	High
Occupancy
Multi-Tenant Same Store	87.0%	89.0%
Multi-Tenant Reposition	45.00%	60.0%
Single-Tenant Net Lease	95.0%	100.0%

Same Store Revenue per Occupied Square Foot
Multi-Tenant	$28.00	$31.00
Single-Tenant Net Lease	$25.00	$27.00

Same Store Multi-Tenant NOI Margin	55.0%	60.0%

Multi-Tenant Contractual Rent Increases by Type (% of SF)
Annual Increase	75.0%	85.0%
Non-annual Increase	7.5%	12.0%
No Increase within Remaining Term	7.5%	12.0%

Contractual Annual Rent Increases
Multi-Tenant	3.0%	3.5%
Single-Tenant Net Lease	2.0%	3.0%

Multi-Tenant Cash Releasing Spreads	0.5%	3.0%

Multi-Tenant Lease Retention Rate	75.0%	85.0%

ANNUAL RANGE OF EXPECTATIONS
	Low	High
Development Conversions ("SIP")
Year-End 2014 Occupancy Percentage	80.0%	85.0%
Year-End 2014 Quarterly NOI	$4,000	$4,500

Same Store Multi-Tenant NOI Growth	2.0%	4.0%

Normalized G&A	$22,500	$24,000

Funding Activity
Development Conversions Funding (tenant improvements)	$10,000	$20,000
Construction Mortgage Funding	$10,000	$12,000
Acquisitions	$75,000	$150,000
Dispositions	$40,000	$60,000

Cap/Interest Rate
Acquisitions	6.50%	7.50%
Dispositions	6.00%	7.50%

Leverage (Debt/Cap)	40.0%	45.0%

(1) Indicates range in which quarterly results are expected to fall.

HEALTHCARE REALTY I 16	4Q I 2013 SUPPLEMENTAL INFORMATION